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                                             EXHIBIT 10.51

		SIXTH AMENDMENT TO CREDIT AGREEMENT AND NOTE

	THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND NOTE ("Sixth Amendment"), made and entered into as of the 3rd day of January, 1996 by and between DATRON SYSTEMS INCORPORATED, a Delaware corporation ("Company"), and UNION BANK, a California banking corporation ("Bank"),

				W I T N E S S E T H:

	WHEREAS, on May 11, 1994, the Company and the Bank entered into a certain Credit Agreement and Note (as amended by those certain First, Second, Third, Fourth and Fifth Amendments to Credit Agreement and Note, dated as of October 26, 1994, December 29, 1994, February 28, 1995, March 31, 1995 and August 17, 1995,
respectively, the "Credit Agreement") pursuant to which the Bank agreed to extend to the Company and the Company agreed to accept from the Bank certain credit facilities more particularly described therein; and

	WHEREAS, the Company and the Bank desire to amend the Credit Agreement to provide for a temporary Two Million Dollar ($2,000,000.00) increase in availability under the Revolving Loan Facility, and a temporary aggregate Two Million Dollar ($2,000,000.00) decrease in availability under the Standby Facility and the L/C Facility, during the period commencing on the Sixth Amendment Effective Date (as hereinafter defined) and ending on January 31, 1996;

	NOW, THEREFORE, for and in consideration of the premises hereof, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. All capitalized terms used in this Sixth Amendment, shall unless otherwise defined herein or unless the context otherwise requires have the meanings given thereto in the Credit
Agreement.

	2. Subsection 1.01(a) of the Credit Agreement is amended to read as follows:

		(a) The outstanding principal amount of all Revolving Loans shall not exceed in the aggregate (i) at any given time during the period commencing on the Sixth Amendment Effective Date and ending on January 31, 1996, Ten Million Five Hundred Thirty-five Thousand Dollars ($10,535,000.00), or (ii) at any other given time, Eight Million Five Hundred Thirty-five Thousand Dollars ($8,535,000.00) (the "Revolving Loan Commitment");

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	3.      Subsection 1.01(b) of the Credit Agreement is amended
to read as follows:

		(b) Except as otherwise provided in Subsections 1.01(c),(d) and (e) hereof, the sum of:

			(i)     the aggregate amount available to be
		drawn under all Standby L/C's;

			(ii)    the aggregate amount of unpaid
		reimbursement obligations in respect of all drafts drawn under Standby L/C's (the sum of the aggregate amounts described in Subsection 1.01(b)(i) hereof and in this Subsection 1.01(b)(ii) being hereinafter referred to as "Standby L/C Utilization");

			(iii)   the aggregate amount available to be
drawn under all Commercial L/C's; and

			(iv)    the aggregate amount of unpaid
		reimbursement obligations in respect of all drafts drawn under Commercial L/C's (the sum of the aggregate amounts described in Subsection 1.0(b)(iii) hereof and in this Subsection 1.01(b)(iv) being hereinafter referred to as "Commercial L/C Utilization");

	shall not exceed (x) at any given time during the period commencing on the Sixth Amendment Effective Date and ending on January 31, 1996, Sixteen Million Dollars
	($16,000,000.00), or (y) at any other given time, Eighteen Million Dollars ($18,000,000.00);

	4. Subsection 1.01(c) of the Credit Agreement is amended to read as follows:

		(c) Commercial L/C Utilization shall not exceed in the aggregate at any one time the lesser of:

		(i)     Two Million Dollars ($2,000,000.00); or

		(ii)    the difference between:

			(A)     at any given time during the period
			commencing on the Sixth Amendment Effective
			Date and ending on January 31, 1996, Sixteen
			Million Dollars ($16,000,000.00) or, at any given time, Eighteen Million Dollars ($18,000,000.00); and

			(B)     Standby L/C Utilization;

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	5.      Subsection l.01(e) of the Credit Agreement is amended
to read as follows:

		(e) Standby L/C Utilization relating to Standby L/C's issued in favor of beneficiaries located in countries listed in Column D of Exhibit A hereto (individually a "Column D Country" and collectively the "Column D Countries") shall not exceed in the aggregate at any one time:

		(i) in the case of all beneficiaries located in any given Column D Country, Five Hundred Thousand Dollars ($500,000.00); and

		(ii) in the case of all beneficiaries located in all Column D Countries, the lesser of:

			(A)     Two Million Five Hundred Thousand Dollars
			($2,500,000.00); or

			(B)     the difference between:

				(1)     at any given time during the period
				commencing on the Sixth Amendment Effective
				Date and ending on January 31, 1996,
				Sixteen Million Dollars ($16,000,000.00) or, at any other given time, Eighteen Million Dollars ($18,000,000.00); and

				(2)     the sum of (I) Standby L/C
				Utilization relating to Standby L/C's
				issued in favor of all beneficiaries
				located in all countries other than
				Column D Countries, and (II) Commercial
				L/C Utilization.

	6. Section 7.01 of the Credit Agreement is amended by the addition thereto of the following definitions in proper alphabetic order:

	"Sixth Amendment" shall mean that certain Sixth Amendment to Credit Agreement and Note, dated as of January 3, 1996, by and between the Company and the Bank.

	"Sixth Amendment Effective Date" shall mean the date on which the Sixth Amendment becomes effective as provided in Paragraph 7 thereof.

	7. This Sixth Amendment shall become effective on the date on which the Bank receives this Sixth Amendment, duly executed by the Company.

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	8.      Except as expressly provided herein, the Credit
Agreement is unchanged and remains in full force and effect.

	9. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of California.

	10. This Sixth Amendment may be executed in any number of identical counterparts, any set of which signed by both parties hereto shall be deemed to constitute a complete, executed original for all purposes.

	IN WITNESS WHEREOF, the Bank and the Company have caused this Sixth Amendment to be executed as of the day and year first above written.

UNION BANK                              DATRON SYSTEMS INCORPORATED

By: /s/ RICHARD A. PETRIE               By:  /s/ WILLIAM L. STEPHAN
Title:  Vice President                  Title:  Vice President

By:  /s/  M. E. CONBOY                  By:  /s/ DAVID A. DERBY
Title:  Vice President                  Title:  President and CEO